STATEMENT OF OPERATIONS (USD $)	11 Months Ended
Dec. 31, 2012
Operating expenses:
General and administrative expenses	$ 48,388
Loss from operations:	48,388
Other income (expenses):
Interest income	3,785
Change in fair value of warrants	(3,064,114)
Total other expenses	3,060,329
Net loss	$ (3,108,717)
Weighted average number of common shares outstanding, basic and diluted (in shares)	1,548,405
Net loss per common share outstanding, basic and diluted (in dollars per share)	$ (2.01)